EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC, or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter loans the time of an initial review performed for such party, was conducted from November 2021 through September 2022 on mortgage loans with origination dates from June 2020 through August 2022 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The final population of the Review contained five hundred seventy-seven (577) mortgage loans totaling an aggregate original principal balance of approximately $266.986 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), DBRS, Inc. (“DBRS”), and S&P Global Ratings (“S&P”).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Interest Only	Original Loan Amount
Amortization Term	Interest Only Period	Original LTV
Amortization Type	Interest Rate Initial Floor	Original P&I
Appraisal Effective Date	Interest Rate Initial Maximum	Original Term
Appraised Value	Interest Rate Life Cap	Prepayment Penalty Period (months)
Borrower First Name	Interest Rate Life Floor	Product Description
Borrower FTHB	Lien Position	Property Type
Borrower Last Name	LTV Valuation Value	Purpose
Borrower SSN	Margin	Refi Purpose
Cash From Borrower	Maturity Date	Representative FICO
Cash To Borrower	Next Interest Rate Change Date	State
City	Note Date	Street
Contract Sales Price	Occupancy	Zip
First Payment Date	Original CLTV
Index Type	Original Interest Rate

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

Of specific note, all five hundred seventy-seven (577) were considered Business Purpose/Property Focused Investor Loans, and three hundred seventy-two (372) mortgage loans had a DSCR calculation. The remaining two hundred five (205) mortgage loans were considered No Ratio loans with no DSCR calculation.

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BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

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(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E, DBRS, Inc., and S&P Global Ratings.

OVERALL REVIEW RESULTS SUMMARY

Of the five hundred seventy-seven (577) mortgage loans reviewed, all five hundred seventy-seven (577) mortgage loans (100.00%) received an overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	278	48.18%
B	299	51.82%
C	0	0.00%
Total	577	100.00%

CREDIT RESULTS SUMMARY

All five hundred seventy-seven (577) mortgage loans reviewed received an “A” or “B” credit grade, and two hundred and seventy-nine (279) mortgage loans or 48.35% received an “A” credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	279	48.35%
B	298	51.65%
C	0	0.00%
Total	577	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

Of the five hundred seventy-seven (577) mortgage loans reviewed under the applicable DBRS rating criteria, all five hundred seventy-seventy (577) mortgage loans (100%) have a property grade of “B” or higher.

DBRS - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	575	99.65%
B	2	0.35%
C	0	0.00%
Total	577	100.00%

Of the five hundred seventy-seven (577) mortgage loans reviewed under the applicable S&P rating criteria, all five hundred seventy-seventy (577) mortgage loans (100%) have a property grade of “B” or higher.

S&P - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	574	99.48%
B	3	0.52%
C	0	0.00%
Total	577	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Credit	B	Guideline	274
		Borrower and Mortgage Eligibility	75
		Missing Document	56
		Loan Package Documentation	47
		Credit	28
		Insurance	25
		Appraisal Reconciliation	11
		Asset	10
		Hazard Insurance	6
		Property - Appraisal	5
		Business Purpose	4
		Document Error	1
		Total Credit Grade (B) Exceptions:	542
Total Credit Exceptions:			542
	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			544

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Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	274
		Borrower and Mortgage Eligibility	75
		Missing Document	56
		Loan Package Documentation	47
		Credit	28
		Insurance	25
		Appraisal Reconciliation	11
		Asset	10
		Hazard Insurance	6
		Property - Appraisal	5
		Business Purpose	4
		Document Error	1
		Total Credit Grade (B) Exceptions:	542
Total Credit Exceptions:			542
	B	Appraisal Reconciliation	1
		Property - Appraisal	2
		Total Property Grade (B) Exceptions:	3
Total Property Exceptions:			3
Grand Total:			545

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred seventy-seven (577) mortgage loans reviewed, five hundred sixty-four (564) unique Loans had two thousand one hundred twenty-three (2,123) different tape discrepancies across thirty-five (35) data fields (some Loans had more than one data delta). The largest variances were found on Cash From Borrower, Cash To Borrower and Borrower Last Name where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	55	575	9.57%	577
Amortization Term	26	577	4.51%	577
Amortization Type	0	576	0.00%	577
Appraisal Effective Date	45	168	26.79%	577
Appraised Value	98	576	17.01%	577
Borrower First Name	20	506	3.95%	577
Borrower FTHB	8	391	2.05%	577
Borrower Last Name	217	577	37.61%	577
Borrower SSN	67	369	18.16%	577
Cash From Borrower	267	576	46.35%	577
Cash To Borrower	234	296	79.05%	577
City	16	575	2.78%	577

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Contract Sales Price	171	428	39.95%	577
First Payment Date	170	420	40.48%	577
Index Type	1	5	20.00%	577
Interest Only	13	576	2.26%	577
Interest Only Period	5	134	3.73%	577
Interest Rate Initial Floor	1	1	100.00%	577
Interest Rate Initial Maximum	1	1	100.00%	577
Interest Rate Life Cap	11	113	9.73%	577
Interest Rate Life Floor	24	26	92.31%	577
Lien Position	0	576	0.00%	577
LTV Valuation Value	0	1	0.00%	577
Margin	12	38	31.58%	577
Maturity Date	50	200	25.00%	577
Next Interest Rate Change Date	0	1	0.00%	577
Note Date	0	1	0.00%	577
Occupancy	0	576	0.00%	577
Original CLTV	61	576	10.59%	577
Original Interest Rate	22	577	3.81%	577
Original Loan Amount	41	577	7.11%	577
Original LTV	62	577	10.75%	577
Original P&I	45	178	25.28%	577
Original Term	4	577	0.69%	577
Prepayment Penalty Period (months)	23	539	4.27%	577
Product Description	0	576	0.00%	577
Property Type	211	551	38.29%	577
Purpose	3	577	0.52%	577
Refi Purpose	17	298	5.70%	577
Representative FICO	62	562	11.03%	577
State	0	577	0.00%	577
Street	46	576	7.99%	577
Zip	14	574	2.44%	577
Total	2,123	16,751	12.67%	577

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	539	93.41%	$247,724,669.00	92.79%
Adjustable	38	6.59%	$19,261,706.00	7.21%
Total	577	100.00%	$266,986,375.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	577	100.00%	$266,986,375.00	100.00%
Total	577	100.00%	$266,986,375.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	1	0.17%	$430,000.00	0.16%
Cash Out: Other/Multi-purpose/Unknown Purpose	243	42.11%	$108,523,803.00	40.65%
First Time Home Purchase	21	3.64%	$13,602,924.00	5.09%
Other-than-first-time Home Purchase	260	45.06%	$119,869,363.00	44.90%
Rate/Term Refinance - Borrower Initiated	52	9.01%	$24,560,285.00	9.20%
Total	577	100.00%	$266,986,375.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	0.17%	$151,000.00	0.06%
241-360 Months	540	93.59%	$243,228,148.00	91.10%
361+ Months	36	6.24%	$23,607,227.00	8.84%
Total	577	100.00%	$266,986,375.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	264	45.75%	$119,288,470.00	44.68%
Condo, Low Rise	45	7.80%	$11,389,775.00	4.27%
Condo, High Rise	16	2.77%	$11,549,180.00	4.33%
Condotel	1	0.17%	$228,750.00	0.09%
PUD	97	16.81%	$45,116,589.00	16.90%
1 Family Attached	21	3.64%	$5,410,955.00	2.03%
2 Family	54	9.36%	$24,157,473.00	9.05%
3 Family	26	4.51%	$12,734,298.00	4.77%
4 Family	17	2.95%	$9,807,850.00	3.67%
5-10 Unit Multi-Family	13	2.25%	$7,589,625.00	2.84%
Other	23	3.99%	$19,713,410.00	7.38%
Total	577	100.00%	$266,986,375.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	577	100.00%	$266,986,375.00	100.00%
Total	577	100.00%	$266,986,375.00	100.00%

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